EXHIBIT 99.10
                                                                   -------------

                           NATIONAL DATACOMPUTER, INC
                     SHARE TRANSFER AUTHORIZATION AGREEMENT


                                                                January 11, 2007


National Datacomputer, Inc.
900 Middlesex Turnpike
Billerica, Massachusetts 01821

Ladies and Gentlemen:

         This Share Transfer Authorization Agreement (this "Agreement") dated as the date first written above, is by and between National Datacomputer, Inc., a Delaware corporation (the "Company") and the undersigned subscribing investor (the "Investor"). Subject to the terms and conditions set forth below, the Investor hereby authorizes the Company to take such steps as are necessary to transfer to the Investor those number of shares of the Company's Common Stock, $.08 par value per share received from CapitalBank AG via Phyle Industries, Inc. as set forth below for the purchase price of $.0197764 per share for 20,226,157 shares (the "Shares").

         In connection with the execution of this Agreement and to induce the Company to effect the transfer of the Shares, the Investor hereby represents, warrants and agrees as follows:

         1. Subscription. Investor hereby irrevocably subscribes for and agrees to purchase the Shares (the Shares being hereinafter collectively referred to as the "Securities"). The obligations of the Investor in connection with the purchase of the Securities shall be complete and binding upon his, her or its execution of this Agreement and tender of payment to the Company of the Purchase Price, subject only to the acceptance of the subscription by the Company. The Investor either has executed and delivered or agrees to execute and deliver to the Company (i) two copies of this Agreement, executed by the Investor and (ii) any other documents reasonably requested by the Company in order to satisfy any applicable securities laws. Upon acceptance by the Company of this subscription the Company will deliver to the Investor one countersigned original of this Agreement, executed by the Company.

         2. Terms of Offering. The Investor has thoroughly read and understands this Agreement.

         3. Payments; Closings. The Investor shall pay the Purchase Price to the Company in consideration of the purchase of the Securities, which amount shall accompany this Agreement. The parties acknowledge that such payment will be offset against the wire delivery of funds

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previously provided by the Investor. Such funds will be returned to the undersigned as soon as practicable, without interest, penalty, expense or deduction if this Subscription Agreement is not accepted by the Company or the offering is terminated pursuant to these terms or by the Company.

         3. Accredited Investor Status.

         _____ The Investor is not an Accredited Investor, as such term is defined in Regulation D under the Securities Act of 1933, as amended (the "Act").

         _____ The Investor is an "Accredited Investor" as such term is defined in Regulation D under the Act, for the following reason (PLEASE INITIAL ONE OR
MORE):

         ____ The Investor's individual income was in excess of $200,000 in each of the past two years, or the Investor's joint income with his or her spouse was in excess of $300,000 in each of those years, and the Investor reasonably expects his or her income to reach the same level in the current year.

         ____ The Investor's individual net worth or joint net worth with his or her spouse exceeds $1,000,000.

         ____ The Investor is a trust, corporation or partnership with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase of the Securities will be directed by a person whose knowledge and experience in financial and business matters is such that he or she is capable of evaluating the merits and risks of the investment in the Securities.

         ____ The Investor is an entity in which all of the equity owners are Accredited Investors (as defined in Regulation D under the Act).

         ____   The Investor is none of the above and is not an Accredited
                Investor.

         4. Experience and Suitability. The Investor is qualified by his, her or its knowledge and experience in financial and business matters to evaluate the merits and risks of an investment in the Securities and to make an informed decision relating thereto. The Investor has the financial capability for making the investment and protecting his, her or its interests, and the Investor can afford a complete loss of the investment. The investment is a suitable one for the Investor.

         5. No Need for Liquidity. The Investor is aware that he, she or it will be unable to liquidate this investment readily in case of an emergency and that the Securities being purchased may have to be held for an indefinite period of time. The Investor's overall commitment to investments which are not readily marketable is not excessive in view of the Investor's net worth and financial circumstances and the purchase of the Securities will not cause such commitment to become excessive. The Investor is able to bear the economic risk of this investment.

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         6. Opportunity to Investigate. Prior to the execution of this
Agreement, the Investor's advisors and the Investor have had the opportunity to ask questions of, and receive answers from, representatives of the Company concerning the terms and conditions of this transaction, and the finances, operations, business and prospects of the Company, as well as to review all prior SEC filings made by the Company. The Investor and the Investor's advisors have also had the opportunity to obtain additional information necessary to verify the accuracy of information furnished about the Company. Accordingly, the Investor has independently evaluated the risks of purchasing the Securities and the Investor is satisfied that it has received information with respect to all matters which the Investor considers material to the Investor's decision to make this investment.

         7. Risk Factors. The Investor has carefully considered the potential risks relating to the Company and a purchase of the Securities. The Investor fully understands that the Company has incurred significant losses and has limited working capital, and, as a result, the purchase of the Securities involves a high degree of risk of loss of the Investor's entire investment. The Investor is familiar with the general risks of investment in companies such as the Company. The Investor understands that the Company is subject to all of such risks, and to all of the risks inherent in any effort. Among others, the Investor has considered each of the following risks regarding an investment in the Company and the Securities:

                  (a). SPECULATIVE INVESTMENT. This is a speculative investment. Many of the factors which may affect the Company are subject to change or are not within the control of the Company, and the extent to which such factors could adversely affect the value of the Securities is not currently ascertainable. These factors include the limited operations and revenue of the underlying business.

                  (b). CAPITAL NEEDS. As of the date hereof, the Company has only limited capital with which to operate. The Company anticipates using funds from the sale of the Shares and certain promissory notes issued to officers and directors but which will automatically convert to Shares upon approval by the Company's shareholders for the Company's working capital purposes. The Company may require additional equity capital within the next twelve months and there can be no assurance that the Company will be able to raise sufficient funds or that such funds will be available on terms and conditions which will permit a reasonable rate of return to current investors in the Company. When the Company requires additional future financing, there is no assurance that such financing will be available on commercially reasonable terms, if at all.

                  (c). NO BROKER-DEALER OR UNDERWRITER. The Securities are being sold without the participation of a broker-dealer or underwriter. Accordingly, any protection that would otherwise be available to investors of the Securities because of the participation of a broker-dealer or underwriter is not present in this offering.

                  (d). ABSENCE OF LIQUIDITY. The Shares are not registered under the Act and are subject to resale limitations under Rule 144. The Shares must therefore be held for an indefinite period of time unless subsequently registered or unless an exemption from

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

          registration is available. Only a limited trading market for the Company's Common Stock is in existence at this time and it may not develop into an active trading market.

                  Accordingly, an investment in the Company cannot be expected to be readily liquid.

                  (e). OTHER RISK FACTORS.. The Company is subject to a number of risks which are described in the Company's SEC filings and incorporated herein.

                  (f). CONTROL. Entities controlled by Mr. Anthony Stafford will hold in excess of 50% of the Common Stock now and are expected to continue to own a substantial majority of the voting control of the Company for the foreseeable future. As a result of this concentration of ownership, these entities will have the ability to elect a majority of the directors of the Company and determine all aspects of the Company's operations and transactions, subject only to the fiduciary duties imposed on such persons, and the voting rights available to the holders of any securities issued by the Company under applicable law and the Company's charter documents.


         8. Representations and Warranties of the Company. The Company hereby represents and warrants to you that each of the following is true and correct:

                  (a) ORGANIZATION AND STANDING. The Company is duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company is qualified to do business in The Commonwealth of Massachusetts and in any other jurisdiction where the failure to so qualify may adversely affect its business. The Company has full power and authority to own and operate its properties and assets, and to carry on its business as presently conducted and as proposed to be conducted, to execute and deliver this Agreement, to sell and issue the Securities hereunder and to carry out and perform its obligations hereunder.

                  (b) AUTHORIZATION. All action on the part of the Company necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Shares, and the performance of all of the Company's obligations hereunder has been or will have been duly taken by the time of the Closing. This Agreement, when executed and delivered by the Company, shall constitute a valid and binding obligation of the Company, enforceable in accordance with its terms. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances, other than restrictions imposed by applicable securities laws.

                  (c) LITIGATION, ETC. There are no actions, suits or proceedings or investigations pending against the Company or its properties before any court or governmental agency (nor, to the Company's knowledge, is there any reasonable basis therefor or threat thereof).

                  (d) CONSENTS, ETC. No consent, approval, license or authorization of any court or governmental authority, any party to a material contract or any other person or entity is required in connection with the valid execution and delivery of this Agreement, or the

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

          offer, sale or issuance of the Securities or the consummation of any other transaction contemplated hereby.

                  (e) OFFERING. Subject to the accuracy of your representations in this Agreement, the offer, sale and issuance of the Securities to be issued in conformity with the terms of this Agreement, constitute transactions exempt from the registration requirements of Section 5 of the Securities Act.

         9. Investment Purpose.

                  (a) The Investor is acquiring the Securities for his, her or its own account for the purpose of investment and not with a view to, or for resale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Securities. The Investor understands that the Securities Shares have not been registered under the Act or the securities laws of any state, and hereby agrees not to make any sale, transfer or other disposition of any of the Securities unless either (i) the Securities first shall have been registered under the Act and all applicable state securities laws, or (ii) an exemption from such registration is available, and the Company has received such documents and agreements from the Investor and the transferee as the Company requests at such time. The Securities will bear the legends set forth below.


         THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, SUCH SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED. COPIES OF THE AGREEMENTS COVERING THE PURCHASE OF THESE SECURITIES AND RESTRICTING THEIR TRANSFER MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF RECORD OF THIS CERTIFICATE TO THE COMPANY AT THE PRINCIPAL OFFICES OF THE COMPANY.

         10. No Regulatory Approval of Merits. The Investor understands that neither the Securities and Exchange Commission nor the commissioner or department of securities or attorney general of any state has passed upon the merits or qualifications of, nor recommended nor approved, the Securities. Any representation to the contrary is a criminal offense.

         11. Independent Advice. The Investor understands that the Investor is urged to seek independent advice from the Investor's professional advisors relating to the suitability for the Investor of an investment in the Company in view of the Investor's overall financial needs and with respect to the legal and tax implications of such an investment.

         12. Indemnification. Each party hereto understands the meaning and legal consequences of this Agreement and agrees to indemnify and hold harmless the other party and

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

its directors and officers from and against any and all loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of such party contained in this Agreement.

         13. Authority and Noncontravention. The execution and performance hereof violates no order, judgment, injunction, agreement or controlling document to which the Investor is a party or by which the Investor is bound. If an organization, (i) the Investor is duly organized, validly existing and in good standing under the laws of the jurisdiction in which it has been formed;
(ii) the Investor has the right and power under its organizational instruments to execute, deliver and perform its obligations hereunder; and (iii) this Agreement has been duly authorized by all necessary action on the part of all officers, directors, partners, stockholders and trustees and will not violate any agreement to which the Investor is a party; and (iv) the individual executing and delivering this Agreement has the requisite right, power, capacity and authority to do so on behalf of the organization.

         14. Duration. The Investor understands that the Investor may not cancel, terminate or revoke this Agreement or any agreement made by the Investor hereunder and that this Agreement shall survive the Investor's death or disability and shall be binding upon the Investor's heirs, executors, administrators, successors and assigns.

         15. Further Assurances. Within ten (10) days after receipt of a written request from the Company, the Investor agrees to provide such information and to execute and deliver such documents as reasonably may be necessary to comply with any and all laws and ordinances to which the Company is subject.

         16. Miscellaneous.

                  (a) Notices. All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telex, telecopy or facsimile transmission, (iii) sent by overnight courier, or (iv) sent by registered mail, return receipt requested, postage prepaid.

           If to Investor:

               To the address designated in Section 17 hereof.

           If to the Company:

               To the address set forth at the top of this Agreement

         All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above, (ii) if made by telex, telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by

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

         electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered mail, on the 5th business day following the day such mailing is made.

                  (b) Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

                  (c) Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by the parties hereto.

                  (d) Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

                  (e) Assignment. This Agreement may not be transferred or assigned without the prior written consent of the Company and any such transfer or assignment shall be made only in accordance with applicable laws and any such consent.

                  (f) Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

                  (g) Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the law of The Commonwealth of Massachusetts, without giving effect to the conflict of law principles thereof.

                  (h) Jurisdiction and Service of Process. Any legal action or proceeding with respect to this Agreement shall be brought in the courts of The Commonwealth of Massachusetts or of the United States of America for the District of Massachusetts. By execution and delivery of this Agreement, each of the parties hereto accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. Each of the parties hereto irrevocably consents to the service of process of any of the aforementioned courts in any such action or proceeding by the mailing of copies

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         thereof by certified mail, postage prepaid, to the party at its address set forth in Section 16(a) hereof.

                  (i) Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

                  (j) Interpretation. The parties hereto acknowledge and agree that: (i) each party has reviewed the terms and provisions of this Agreement; (ii) the rule of construction to the effect that any ambiguities are resolved against the drafting party shall not be employed in the interpretation of this Agreement; and (iii) the terms and provisions of this Agreement shall be construed fairly as to the parties hereto and not in favor of or against any party, regardless of which party was generally responsible for the preparation of this Agreement. Whenever used herein, the singular number shall include the plural, the plural shall include the singular, and the use of any gender shall include all persons.

                  (k) Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify, or affect the meaning or construction of any of the terms or provisions hereof.

                  (l) Enforcement. Each of the parties hereto acknowledges and agrees that the rights acquired by each party hereunder are unique and that irreparable damage would occur in the event that any of the provisions of this Agreement to be performed by the other party were not performed in accordance with their specific terms or were otherwise breached. Accordingly, in addition to any other remedy to which the parties hereto are entitled at law or in equity, each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by the other party and to enforce specifically the terms and provisions hereof in any federal or state court to which the parties have agreed hereunder to submit to jurisdiction.

                  (m) No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of the party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or

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

         constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

                  (n) Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

                  (o) No Broker or Finder. Each party hereto represents and warrants to the other that no broker, finder, financial consultant or similar agent("Finder"), has acted on its behalf in connection with this Agreement or the transactions contemplated hereby so as to create any liability on the part of the other. Each party hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any Finder claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

                  (p) Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.



                      [THIS SPACE INTENTIONALLY LEFT BLANK]



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             PLEASE COMPLETE ALL OF THE REQUESTED INFORMATION BELOW)

         17. I am purchasing the Securities as follows (PLEASE CHECK AS APPROPRIATE):

         ______   individually              ______   in trust
         ______   joint tenants             ______   as a partnership
         ______   tenants in common         ______   other:


         Name:
               ----------------------------------------------------------
         Telephone:
                    -----------------------------------------------------
         Home Address:
                       --------------------------------------------------
         City:                                State:
               ------------------------              --------------------
         Zip:
              -------------------------
         Business:
                  -------------------------------------------------------
         Address:
                  -------------------------------------------------------
         City:                                State:
               ------------------------             ---------------------
         Zip:                                 Business Telephone:
              -------------------------                           -------
         Communications should be sent to: business or             home address

         Federal Income Tax I.D. No. (SSN for Individuals):
                                                            --------------------

         18. UNDER PENALTIES OF PERJURY, I CERTIFY THAT: (a) the number shown above is my correct Taxpayer Identification Number; and (b )I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified me that I am no longer subject to backup withholding.

IN WITNESS WHEREOF, the undersigned has executed this Agreement as a sealed instrument as of the 11h day of January, 2007.

(By:) (By:) Investor Signature Investor Signature


-----------------------------                     ----------------------------
Print Name                                        Print Name

         The foregoing subscription for Securities of National Datacomputer, Inc. is hereby accepted.

                           NATIONAL DATACOMPUTER, INC.


                                                     By:
                                                         -----------------------


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